DE VISSER & COMPANY
                      CHARTERED ACCOUNTANTS

                                               401-905 West Pender Street
                                                  Vancouver, B.C., Canada
                                                                  V6C 1L6
                                                      Tel: (604) 687-5447
                                                      Fax: (604) 687-6737




RE:   Form 10SB
      Never Miss A Call Inc.


To whom it may concern:

We hereby authorize and consent to the use of our Notice to Reader, dated September 8, 2000, as an Exhibit to the above referenced filing and to the use of our name as it appears therein.


Sincerely,

/s/  DEVISSER & COMPANY
Chartered Accountants